UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: February 23, 2007
(Date of earliest event reported)

NICOR INC.

(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices, including zip code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On February 23, 2007, Nicor Inc. issued a press release announcing financial results for the year ended December 31, 2006 and provided 2007 earnings guidance.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.     Description

99.1      Press release of Nicor Inc. dated February 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      NICOR INC.

            Dated: February 23, 2007                         By:  /s/ KAREN K. PEPPING
                        Karen K. Pepping
                        Vice President, Controller and
                        Principal Accounting Officer

Exhibit Index

Exhibit
Number               Description of Document

   99.1         Press release of Nicor Inc. issued February 23, 2007